OTHER FINANCE EXPENSES AND INCOME, NET (Schedule of Other Finance Expenses and Income, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
A. Finance income:
Currency exchange rate differences		$ 53
Interest income	21
Total	21	53
B. Finance expenses:
Currency Exchange rate differences	197		134
Interest expense with respect to lease liabilities	672	366
Bank charges	89	16	61
Total	$ 747	$ 382	$ 195